Exhibit 99.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Onsite Energy Corporation, a Delaware corporation (the “Company”), does hereby certify with respect to the quarterly report of the Company on Form 10-QSB for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission (the “Form 10-QSB”) that, to the best of their knowledge:

(1)	the Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2002	/s/ RICHARD T. SPERBERG

Richard T. Sperberg Chief Executive Officer

Dated: November 13, 2002	/s/ PAUL E. BLEVINS

Paul E. Blevins Chief Financial Officer